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                            THIRD AMENDMENT TO LEASE


       THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is made and entered into this 21 day of June, 1999, by and between GATEWAY VIRGINIA PROPERTIES, INC., a California corporation ("Landlord") and CYBERCASH, INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:


            WHEREAS, Landlord and Tenant entered into that certain Office Lease dated November 30, 1994 (the "Original Lease"), as amended by that certain First Amendment to Lease dated November 7, 1995 (the "First Amendment"), and as further amended by that certain Second Amendment to Lease dated April 29, 1996 (the "Second Amendment") (the Original Lease, as amended by the First Amendment and the Second Amendment is collectively referred to as the "Lease"), pursuant to which Tenant leased that certain premises located on the fourth (4th) floor and known as Suite Number 430 (the "Original Premises") and on the third (3rd) floor and known as Suite Number 300 (the "Additional Premises") and on the first
(1st) floor and known as Suite Number 100 (the "Expansion Premises") of the building located at 2100 Reston Parkway, Reston, Virginia (the "Building"), said Original Premises, Additional Premises and Expansion Premises containing in the aggregate approximately 39,344 rentable square feet (collectively, the "Demised Premises");

            WHEREAS, Landlord and Tenant desire to amend the Lease (i) to increase the size of the Demised Premises; and (ii) to amend certain terms and conditions of the Lease as otherwise set forth herein.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree to the following:

            1. RECITALS. The recitals set forth above are incorporated herein by this reference with the same force and effect as if fully set forth hereinafter.

            2. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.


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            3.  PREMISES.

            (a) Effective on the date that Landlord substantially completes the work described in Paragraph 9 hereof (the "New Expansion Premises Commencement Date"), the Demised Premises shall be increased by approximately One Thousand Five Hundred Seventy (1,570) rentable square feet of space on the first (1st) floor of the Building and designated as Suite 103, as shown on Exhibit A-3 attached hereto and made a part hereof (the "New Expansion Premises") to approximately Forty Thousand Nine Hundred Fourteen (40,914) square feet.

            (b) As of the New Expansion Premises Commencement Date, Section 1.2 of the Lease, as amended by Paragraph 3.b. of the First Amendment, and by Paragraph 3.b. of the Second Amendment, is amended to read;

            "1.2 PREMISES: Suite Number 103, as shown on Exhibit A-3 of the Third Amendment, Suite Number 100, as shown on Exhibit A-2 of the Second Amendment, Suite Number 300, as shown on Exhibit A-1 of the First Amendment, and Suite Number 430, as shown on Exhibit A of the Lease."

            (c) As of the New Expansion Premises Commencement Date, Section 1.3 of the Lease, as amended by Paragraph 3.c. of the First Amendment, and by Paragraph 3.c. of the Second Amendment, is amended to read:

            "1.3 RENTABLE AREA OF PREMISES: 40,914 rentable square feet, comprised of the following: Suite 103, containing 1,570 rentable square feet ("New Expansion Premises"), Suite 100 containing 5,642 rentable square feet ("Expansion Premises"), Suite 300 containing 25,962 rentable square feet ("Additional Premises"), and Suite 430, containing 7,740 rentable square feet ("Original Premises")."

            (d) As of the New Expansion Premises Commencement Date, all references in the Lease to "Premises" or "Demised Premises" shall, unless specifically stated otherwise herein, collectively refer to the Original Premises, the Additional Premises, the Expansion Premises and the New Expansion Premises.

            4. TERM. The Term of the Lease with respect to the New Expansion Premises shall be from the New Expansion Premises Commencement Date through March 31, 2003, unless sooner terminated pursuant to any provision of the Lease or hereof, it being the intention of the parties that the Term of the Lease with respect to the New Expansion Premises and the Additional Premises shall be coterminous.

            5. RENT.

            (a) As of the New Expansion Premises Commencement Date, Section 1.8 of the Lease, as amended by Paragraph 5.a. of the First Amendment and as further


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amended by Paragraph 5.a. of the Second Amendment, shall be deleted in its entirety and the following Section 1.8 substituted in lieu thereof:


"1.8 Base Rent:               Original Premises:       $11,732.55 per month
                              Additional Premises:     $41,128.14 per month
                              Expansion Premises:      $9,534.98 per month
                              New Expansion
                              Premises:                $3,925.00 per month"


             (b) As of the New Expansion Premises Commencement Date, Paragraph 1 of the Addendum attached to the Lease and made a part thereof, as amended by Paragraph 5.b. of the First Amendment and as further amended by Paragraph 5.b. of the Second Amendment, shall be further amended by adding the following at the end of Paragraph 1 of the Addendum"

   "NEW EXPANSION PREMISES:


                                  Annual
Lease Period (Months)            Base Rent                  Monthly Base Rent
---------------------            ---------                  -----------------

New Expansion Premises
Commencement Date --
end of 1st 12 months         $47,100.00                       $3,925.00
      13 - 24                $48,513.00                       $4,042.75
      25 - 36                $49,968.36                       $4,164.03
   37 -- 3/31/03             $51,467.40 (to be pro-rated)     $4,288.95

            6. BASE RENT PAID UPON EXECUTION. Upon the execution of this Third Amendment, Tenant shall pay to Landlord the sum of $3,925.00 for payment of the first full calendar month's Base Rent due under the Lease with respect to the New Expansion Premises on or after the New Expansion Premises Commencement Date, in accordance with the terms and conditions set forth in Section 4.1 of the Lease.

            7. TENANT'S SHARE. As of the New Expansion Premises Commencement Date, Tenant's Share as set forth in Section 1.11 of the Lease, as amended by Paragraph 7 of the First Amendment and as further amended by Paragraph 7 of the Second Amendment, shall be deleted in its entirety and the following substituted in lieu thereof:



"1.11 TENANT'S SHARE:              Original Premises:                    4.92%.
                                   Additional Premises                   16.52%
                                   Expansion Premises                    3.59%
                                   New Expansion Premises                0.99%"





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            8. PARKING. As of the New Expansion Premises Commencement Date,
Section 1.13 of the Lease, as amended by Paragraph 8 of the First Amendment, and as further amended by Paragraph 8 of the Second Amendment, shall be deleted in its entirety and the following Section 1.13 substituted in lieu thereof:

               "1.13 NUMBER OF PARKING SPACES:

               Original Premises:  Reserved:      None;          Unreserved: 28
               Additional Premises:Reserved:      None;          Unreserved: 93
               Expansion Premises: Reserved:      None;          Unreserved: 20
               New Expansion
                Premises:          Reserved:      None;          Unreserved: 5"

            9. OPERATING EXPENSES INCREASES. Effective on the New Expansion Premises Commencement Date, in addition to the payment of Operating Expense increases for the Original Premises, the Additional Premises and the Expansion Premises as set forth in Section 4.2 of the Lease, as amended by Paragraph 9 of the First Amendment and Paragraph 9 of the Second Amendment, Tenant shall pay Landlord for increases in Operating Expenses with respect to the New Expansion Premises. The Base Year on which the increases in Operating Expenses is calculated with respect to the New Expansion Premises shall be the calendar year 1999. The Base Year on which the increases in Operating Expenses is calculated with respect to the Original Premises, the Additional Premises and the Expansion Premises shall be 1995.

            10. TENANT IMPROVEMENTS.

            (a) Tenant acknowledges that all obligations of Landlord pursuant to Paragraph 10 of the Second Amendment pertaining to the Original Premises and the Additional Premises have been met.

            (b) Landlord, at Landlord's sole cost and expense, shall install new building standard carpeting throughout the New Expansion Premises. Except as provided in this Paragraph 11, Landlord shall have no further obligation to make any improvements to the Premises for Tenant.

            11. NOTICES. Landlord and Tenant's addresses for notices set forth in Section 1.17 of the Lease are hereby amended as follows:

            "Landlord:          Gateway Virginia Properties, Inc.
                                c/o Insignia/ESG, Inc.
                                1015 Fifteenth Street, N.W., Suite 1000
                                Washington, DC 20005
                                Attention: Mr. D. Eric Forshee


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            With a copy to:               TA Associates Realty
                                          28 State Street
                                          Boston, MA 02109
                                          Attention:  Mr. Henry G. Brauer"


            12. BROKERS. Tenant represents and warrants to Landlord that Tenant has not had any dealings or entered into any agreements with any person, entity, realtor, broker, agent or finder in connection with the negotiation of this Third Amendment other than Staubach Company and Insignia/ESG, Inc. (collectively, the "Brokers"). Landlord shall pay a commission to the Brokers in accordance with the terms of a separate agreement between Landlord and the Brokers. Tenant shall indemnify and hold Landlord harmless from and against any loss, claim, damage, expense (including costs of suit and reasonable attorneys' fees) or liability for any compensation, commission or charges claimed by any other realtor, broker, agent or finder claiming to have dealt with Tenant in connection with this Third Amendment.

            13. REAFFIRMATION OF TERMS. Except as expressly modified hereby, all of the terms, covenants and provisions of the Lease are hereby confirmed and ratified and shall remain unchanged and in full force and effect.

            14. REPRESENTATIONS. Tenant hereby represents and warrants to Landlord that to the best of Tenant's knowledge Tenant: (i) is not in default of any of its obligations under the Lease and that such Lease is valid, binding and enforceable in accordance with its terms, (ii) has full power and authority to execute and perform this Third Amendment, and (iii) has taken all action necessary to authorize the execution and performance of this Third Amendment.

            15. COUNTERPART COPIES. This Third Amendment may be executed in two or more counterpart copies, each of which shall be deemed to be an original and all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Third Amendment.






                         [signatures on following page]


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            IN WITNESS WHEREOF, Landlord and Tenant have executed this Third
Amendment as of the day and year first above written.

                             LANDLORD:

                             GATEWAY VIRGINIA PROPERTIES, INC., a
                             California corporation
                             T A Realty Corp. as Agent

                             By: /s/  HENRY G. BRAUER
                                ----------------------------------

                             Its:       Henry G. Brauer
                                ----------------------------------
                                        Regional Director
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                             TENANT:

                             CYBERCASH, INC.,
                             a Delaware corporation


                             By: /s/ MARIA C. IZURIETA
                                ----------------------------------

                             Its: VP Finance & Administration
                                ----------------------------------




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